SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

November 9, 2006

Date of Report
(Date of Earliest Event Reported)

BULLION RIVER GOLD CORP.

 (Exact Name of Registrant as Specified in its Charter)

Nevada	333-85414	98-0377992
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

3500 Lakeside Court, Suite 200
Reno, Nevada 89509

 (Address of Principal Executive Offices)

(775) 324-4881

 Telephone No.

N/A

 (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

See Exhibit 99, Press Release dated November 9, 2006, a copy of which is attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

    (c)   Exhibits.

Exhibit No.	Exhibit Description

99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BULLION RIVER GOLD CORP.

Date: November 10, 2006	/s/ Peter M. Kuhn
Peter M. Kuhn
Chief Executive Officer